UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

ENZON PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON THURSDAY, SEPTEMBER 26, 2024
To our stockholders:
The 2024 annual meeting of stockholders (the “2024 Annual Meeting”) of Enzon Pharmaceuticals, Inc., a Delaware corporation, will be held at 800 Capitol St., Suite 2400, Houston, Texas 77002 on Thursday, September 26, 2024 at 10:30 a.m., local time, for the following purposes:
1.
to elect three directors, each for a one-year term expiring at our next annual meeting of stockholders and until such director’s successor is elected and qualified (Proposal No. 1);

2.
to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2);

3.
to approve, on an advisory basis, the compensation of our named executive officer (Proposal No. 3);

4.
to ratify an amendment (the “Second Amendment”) to the Section 382 Rights Agreement (the “Rights Agreement”) by and between us and Continental Stock Transfer & Trust Company, to extend the Final Expiration Date (as defined in the Rights Agreement) to the close of business on March 31, 2025 (Proposal No. 4); and

5.
to transact such other matters as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our Common Stock as of the close of business on August 7, 2024, the record date, are entitled to notice of and to vote at the 2024 Annual Meeting.
Whether or not you plan to attend the 2024 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the Internet at www.cstproxyvote.com. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting in person at the 2024 Annual Meeting. If you vote in person by ballot at the 2024 Annual Meeting, that vote will revoke any prior proxy or voting instructions that you have submitted.
By Order of the Board of Directors,
/s/ Richard L. Feinstein

Richard L. Feinstein
Chief Executive Officer, Chief Financial Officer and Secretary
Cranford, New Jersey
August 8, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 26, 2024
This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available online at: https://www.cstproxy.com/enzon/2024

20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500
PROXY STATEMENT
Enzon Pharmaceuticals, Inc. is furnishing this proxy statement to our stockholders of record as of the close of business on August 7, 2024 (the “Record Date”) in connection with our solicitation of proxies for use at the annual meeting of stockholders to be held at 800 Capitol St., Suite 2400, Houston, Texas 77002 on Thursday, September 26, 2024 at 10:30 a.m., local time and any adjournment(s), postponement(s) or other delays thereof (the “2024 Annual Meeting”).
References in this proxy statement to the “Company,” “our company,” “we,” “us,” “our” and similar terms mean Enzon Pharmaceuticals, Inc.
The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted at the 2024 Annual Meeting, as described below.
We have elected to take advantage of the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about August 16, 2024, we will mail to our stockholders of record as of the close of business on the Record Date either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.
Our principal executive offices are located at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, and our telephone number is (732) 980-4500.
Who May Vote
Only holders of our common stock (“Common Stock”) outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2024 Annual Meeting. As of the Record Date, there were 74,214,603 shares of Common Stock outstanding and entitled to vote at the 2024 Annual Meeting and there were no other classes of securities outstanding that will be entitled to vote at the 2024 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.
Voting Requirements
One-third of the shares of Common Stock entitled to vote at the 2024 Annual Meeting, present in person or by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:
•
Proposal No. 1 (Election of Directors) – A nominee will be elected as a director if such nominee receives a majority of the votes cast at the 2024 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.

•
Proposal No. 2 (Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024) – The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

•
Proposal No. 3 (Approval, on an advisory basis, of the compensation of our named executive officer) – The approval, on an advisory (non-binding) basis, of the compensation of our named executive officer as described in this proxy statement requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

•
Proposal No. 4 (Ratification of the Second Amendment to the Rights Agreement) – The ratification of the Second Amendment to the Rights Agreement to extend the Final Expiration Date to the close of business on March 31, 2025 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the vote to ratify the Second Amendment to the Rights Agreement.

Broker Non-Votes
If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e., your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) is the only routine matter being considered at the 2024 Annual Meeting.
Our Board’s Voting Recommendations
Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2), “FOR” the approval, on an advisory basis, of the compensation of our named executive officer (Proposal No. 3), and “FOR” the ratification of the Second Amendment to the Rights Agreement to extend the Final Expiration Date to the close of business on March 31, 2025 (Proposal No. 4).
How to Vote
If you are a stockholder of record as of the Record Date, you may vote (i) in person by ballot at the 2024 Annual Meeting, (ii) by submitting voting instructions via the Internet at www.cstproxyvote.com or (iii) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. Instructions for Internet voting are provided in the Notice of Internet Availability of Proxy Materials and the printed proxy card. If you hold your shares of Common Stock in a stock brokerage account or through a bank or other nominee, you must follow the voting procedures provided by your broker, bank, trustee or other nominee included with your proxy materials.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the 2024 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2024 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2), “FOR” the approval, on an advisory basis, of the compensation of our named executive officer (Proposal No. 3), and “FOR” the ratification of the Second Amendment to the Rights Agreement to extend the Final Expiration Date to the close of business on March 31, 2025 (Proposal No. 4).
If You Plan to Attend the 2024 Annual Meeting
Attendance at the 2024 Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices, including cellular phones will not be permitted to be used at the 2024 Annual Meeting.
If you are a stockholder of record as of the Record Date, you may vote your shares in person by ballot at the 2024 Annual Meeting. If you hold your shares of Common Stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the 2024 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the 2024 Annual Meeting.
Revoking a Proxy
You may revoke your proxy or voting instructions by (i) submitting new voting instructions via the Internet at www.cstproxyvote.com, (ii) a new proxy with a later date via the Internet before 11:59 p.m., local time, on September 25, 2024 or by mail that is received by us prior to the Annual Meeting or (iii) notifying our Secretary before the 2024 Annual Meeting by mail at the address shown on page 1. If you attend the 2024 Annual Meeting in person and vote by ballot, any previously submitted proxy or voting instructions will be revoked.
How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.
If You Receive More Than One Proxy Card
If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card, or submit voting instructions via the Internet at https://cstproxy.com/enzon/2024, for each account. You should vote all of your shares of Common Stock.
Delivery of Documents to Stockholders Sharing an Address
A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address,

“householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker or direct a written request to Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, attention: Corporate Secretary. A separate copy of the proxy materials or our 2023 Annual Report will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS
General
Pursuant to the provisions of our Amended and Restated Certificate of Incorporation (as amended) and our Second Amended and Restated By-Laws (as amended), each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. Our current three-member Board recommends that the stockholders elect all three of our director nominees at the 2024 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The three nominees who are standing for election to our Board at the 2024 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.
Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the nominee exceed the votes cast against the nominee, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board has also adopted a Board Resignation Policy in furtherance of these majority voting principles. Pursuant to this policy, each of our Board’s nominees, who are currently serving on the Board, would agree to submit an irrevocable resignation from our Board, which will become effective in accordance with such policy in the event the nominee fails to receive the required vote for his or her election at the 2024 Annual Meeting.
Director Nominees
Our Board has nominated and recommended for election the following persons to stand for re-election at the 2024 Annual Meeting: Randolph C. Read, Jordan Bleznick and Jaffery (Jay) A. Firestone.
The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Mr. Read, Mr. Bleznick and Mr. Firestone.
In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.
Set forth below are the name, age and position of each nominee, as of the Record Date.
Nominee Name	Age	Director Since	Position with Our Company
Randolph C. Read	72	2020	Chairman of the Board
Jordan Bleznick	69	2020	Director
Jaffery (Jay) A. Firestone	67	2022	Director
Nominees for Election as Directors
Randolph C. Read – Mr. Read has been a director of our Company since August 2020, and since that time has served as our Chairman of the Board and Chairman of the Finance and Audit Committee. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009. Mr. Read has served since November 2018 as an independent manager/director and Chairman of the Board of Managers of New York REIT Liquidating, LLC, a successor to New York REIT, Inc., a publicly traded (NYSE) real estate investment trust, where Mr. Read served as an independent director from

December 2014 to November 2018, including as Chairman of its Board of Directors from June 2015 to November 2018. Mr. Read has served as an independent Director of SandRidge Energy, Inc. (NYSE), an oil and natural gas exploration and production company, since June 2018. Mr. Read previously served as an independent director of Luby’s Inc. from August 2019 to August 2021. Mr. Read has previously served as President of a variety of other companies and has previously served on a number of public and private company boards. Mr. Read is admitted as a Certified Public Accountant and has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University. Mr. Read’s qualifications to serve as a director of our Company include his significant business experience as a director and an executive officer of entities in a variety of industries, as well as capital markets, governance, and operations experience, in addition to his knowledge, financial expertise and leadership qualities and roles.
Jordan Bleznick – Mr. Bleznick has been a director of our Company since August 2020. From April 2002 through his retirement in April 2023, Mr. Bleznick was the Vice President/Taxes of Starfire Holding Corporation, a privately-held holding company controlled by Carl C. Icahn. From April 2002 through his retirement in April 2023, he was the Chief Tax Counsel for various affiliates of Mr. Icahn. In March 2023, Mr. Bleznick was appointed as a director and Chairman of the Board of the general partner of CVR Partners, LP, a nitrogen fertilizer company controlled by Mr. Icahn. From April 2021 until April 2023, Mr. Bleznick was a director of various other affiliates of Mr. Icahn, including American Entertainment Properties Corp., which is the primary operating subsidiary of Icahn Enterprises L.P. From March 2000 through March 2002, Mr. Bleznick was a partner in the New York City office of the law firm of DLA Piper. From March 1984 until February 2000, he was an associate and then a partner at the New York City law firm of Gordon Altman Weitzen Shalov and Wein. Mr. Bleznick received a B.A. in Economics from the University of Cincinnati, a J.D. from The Ohio State University College of Law and a L.L.M. in Taxation from the New York University School of Law. Mr. Bleznick’s qualifications to serve as a director of our Company include his expertise in tax law and his involvement with other public companies owned by Carl C. Icahn and affiliated entities.
Jaffery (Jay) A. Firestone – Mr. Firestone has been a director of our Company since June 2022. He has served as Chairman and Chief Executive Officer at Prodigy Pictures Inc., a producer of film, television and cross-platform media, since 2006. Previously, Mr. Firestone established Fireworks Entertainment in 1996 to produce, distribute and finance television programs and feature films. In 1998, Fireworks Entertainment was acquired by CanWest Global Communications Corporation and Mr. Firestone was named chairman and chief executive officer and oversaw the company’s Los Angeles and London based television operations as well as its Los Angeles feature film division, Fireworks Pictures. In addition, Mr. Firestone oversaw the company’s interest in New York based IDP Distribution, an independent distribution and marketing company formed by Fireworks Entertainment in 2000 as a joint venture with Samuel Goldwyn Films and Stratosphere Entertainment. Mr. Firestone has served on the board of directors for the Academy of Canadian Cinema and Television and the Academy of Television Arts and Sciences International Council in Los Angeles. Mr. Firestone has led two initial public offerings. Mr. Firestone has been a director of CVR Energy, Inc. (NYSE), a diversified holding company primarily engaged in the renewables, petroleum refining and marketing business, since April 2020 and SandRidge Energy, Inc. (NYSE) since May 2021, and previously served as a director of Voltari Corporation, a commercial real estate company, from July 2011 through September 2019. Mr. Firestone obtained a degree in commerce from McMasters University. Mr. Firestone’s qualifications to serve as a director of our Company include his extensive experience in dealing with financial reporting and his past service on other public company boards.
Vote Required
A nominee will be elected as a director if he receives a majority of the votes cast by the shares present or represented by proxy at the 2024 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” a nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a nominee.
Recommendation
Our Board recommends that you vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

DIRECTORS’ NOMINATION
Process for Identifying and Evaluating Nominees. As the Governance and Nominating Committee was dissolved in August 2020, given that the full Board effectively acted in such capacity, the process for nominating persons for election to our Board follows that which was identified in the previous charter of the Governance and Nominating Committee. The Board solicits nominations for new directors and screens the list of potential new directors submitted to it by other directors or any other sources and decides whether the assistance of a search firm is needed, and if so, chooses the firm. After a review of candidates and after considering the advice of the Chairperson of our Board, the Board will designate which candidates, if any, are to be interviewed.
Criteria for Board Membership. Although there are no specific criteria for identifying and recommending new candidates to serve as directors, candidates may be interviewed by our Board to evaluate the following, among other qualifications that the Board may deem appropriate:
•
experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our Company, accounting or financial reporting experience, or such other professional experience that the Board determines qualifies an individual for Board service;

•
candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication and intelligence; and

•
any other factors as the Board deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Although there is no written diversity policy, our Board generally considers diversity of knowledge, skills and professional experience as factors in evaluating candidates for our Board, among other factors.
Stockholder Nominees. Our Board will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Board, c/o the Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and our Second Amended and Restated-Bylaws; (ii) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; (iii) appropriate biographical information and a statement as to the qualification of the nominee; and (iv) a statement whether the nominee, if elected, intends to tender an irrevocable resignation effective upon such person’s failure to receive the required vote, as will be provided by candidates nominated by our Board, in accordance with our Board’s resignation policy described below. Our Second Amended and Restated By-Laws generally require that this information should be submitted not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders if the stockholder intends to nominate such candidate for election at the next annual meeting. The manner in which the Board evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.
Majority Voting for Directors and Board Resignation Policy. Our Second Amended and Restated By- Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the director exceed the votes cast against the director, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board has also adopted a Board Resignation Policy in furtherance of the majority voting principles reflected in our Second Amended and Restated By-Laws. Under this policy, in uncontested elections, a director nominee who does not receive the required votes for election or re-election is expected to tender his or her resignation to our Board. The resignation tendered by a nominee would be effective automatically on the 60th day following the annual meeting at which the nominee failed to receive the required vote, unless our Board decides to suspend the resignation for so long as our Board determines that such resignation would cause our Board or committees thereof to fail to comply with our bylaws, the Delaware General Corporation Law or any regulation promulgated by the SEC. We intend on publicly disclosing our Board’s determination regarding any suspension of any tendered resignation and the rationale behind the decision.

DIRECTORS’ COMPENSATION
Outside Director Compensation Plan
Each non-employee director is compensated in the amount of $36,666 per annum (pro-rated for partial periods of service). The annual cash compensation is payable quarterly at the end of each quarter.
Total Director Compensation
A summary of compensation paid to each of our directors during fiscal year 2023 is set forth below:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Randolph C. Read	36,666	—	—	36,666
Jordan Bleznick	36,666	—	—	36,666
Jaffery (Jay) A. Firestone	36,666	—	—	36,666

(1)
As of December 31, 2023, none of the directors listed held any outstanding restricted stock units.

(2)
As of December 31, 2023, none of the directors listed held any outstanding stock options.

CORPORATE GOVERNANCE
Director Independence
Although our Common Stock is no longer listed on The Nasdaq Stock Market (“Nasdaq”), our Board continues to use the definition of independence set forth in the listing standards of Nasdaq in evaluating the independence of our directors. Our Board has determined that each of Messrs. Read, Bleznick and Firestone is independent as defined by the listing standards of Nasdaq.
Meetings and Attendance
Our Board held five meetings during fiscal year 2023. Each current director who served on the Board during fiscal year 2023 attended at least 75% of the total number of meetings held during fiscal year 2023 by our Board and committees of our Board of which such director was a member (during the period that the director served).
We do not have a policy requiring our directors to attend our annual stockholders’ meetings. All of our then-serving directors attended the 2023 annual meeting, which was held in a virtual meeting format.
Board Leadership Structure
Our Board is led by a Chairperson appointed by our Board. The Chairperson leads our Board in its role of providing advice to, and overseeing the performance of, our Chief Executive Officer. Randolph C. Read currently serves as the Chairman of the Board, and Richard L. Feinstein currently serves as our Chief Executive Officer. Our Board does not have a formal policy with respect to the separation of the positions of Chairperson and Chief Executive Officer. However, our Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day operations, while allowing the Chairperson to lead our Board in its primary role of review and oversight of management.
Hedging or Pledging of Company Stock
Our Company maintains a policy prohibiting our employees, officers and directors from engaging in hedging or pledging transactions involving Company stock or holding Company stock in a margin account.
Communications with Directors
Stockholders may communicate directly with our directors. All communications should be sent in care of our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board or for a specific director. If no director is specified, the communication will be forwarded to the entire Board.
Standing Committees of our Board
During 2023, the only standing committee of the Board was the Finance and Audit Committee.
Finance and Audit Committee
Our Finance and Audit Committee is currently comprised of Mr. Read, who has also served as Chairman of the committee since August 2020, and Mr. Firestone. Our Finance and Audit Committee held four meetings during fiscal year 2023.
In evaluating the composition of our Finance and Audit Committee, our Board has determined that each current member is, and during 2023 all members were, independent as defined by the listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. Our Board has determined that Mr. Read satisfies the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.
The primary purpose of the Finance and Audit Committee is to monitor the integrity of our Company’s financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, and our Company’s compliance with legal and regulatory requirements. In addition, the Finance and Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work and independence of our Company’s independent registered public accounting firm. The Finance and Audit Committee is responsible for discussing with management the adequacy of our Company’s internal controls and the financial reporting process. The Finance and Audit Committee also is responsible for discussing these matters with our Company’s independent registered public accounting firm. In addition, the Finance and Audit Committee is responsible for reviewing our financial statements and discussing them with management and our Company’s independent registered public accounting firm before those financial statements are filed with the SEC. The charter of the Finance and Audit Committee may be found on the Corporate Governance page of our website at www.enzon.com.
Other Board Committees
Currently, we do not have a nominating committee or a compensation committee, and the Board is of the view that it is not necessary to have such committees at this time because the Board is currently composed of only three members, all of whom are independent as defined by the listing standards of Nasdaq. Our Board directly performs the functions of a nominating committee and oversees the process by which individuals may be nominated to our Board. The Board also directly performs the functions of a compensation committee and oversees the process by which our named executive officer, who is a consultant, and directors are compensated. We currently have no employees.
Our Board’s Role in Risk Oversight
We, like other companies, face a variety of risks, including operational, financial, regulatory, legal, and information technology and cybersecurity. While our Board oversees risk management, our executive officer is responsible for day-to-day risk management and provides updates to our Board as appropriate regarding risk management activities. Risk oversight is a significant component in all major Board decisions and the evaluation of risk is an important element in our Board’s decision-making process. Our Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure as described above.
Code of Conduct
Our Board has adopted a Code of Conduct that is applicable to all of our directors and executive officers. Any material changes made to the Code of Conduct or any waivers granted to any of our directors and executive officers will be publicly disclosed on our website at www.enzon.com within four business days of such material change or waiver. A copy of our Code of Conduct is available on the Corporate Governance page of our website at www.enzon.com.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICER
Set forth below is certain biographical information regarding our current executive officer, including his age as of the Record Date.
Richard L. Feinstein (age 81) – Mr. Feinstein has served as our Chief Executive Officer, Chief Financial Officer, and Secretary since February 2021, having previously served as Vice President-Finance and Chief Financial Officer since March 2016. Prior to that, Mr. Feinstein served as our Vice President – Finance and Principal Financial Officer since December 2013. Mr. Feinstein is a retired partner of KPMG LLP and currently a private consultant providing management and financial advice to clients in a variety of industries. From 2015 to 2019, he provided financial consulting services to General Cannabis Corp, a public company. During July 2016, he provided consulting services to Hamaspik, Inc. From September 2010 to July 2013, as a consultant, he was the Chief Financial Officer of Ameritrans Capital Corporation. From April 2004 to December 2004, Mr. Feinstein, as a consultant, served as Chief Financial Officer for Image Technology Laboratories, Inc., a developer and provider of radiological imaging, archiving and communications systems. From December 1997 to October 2002, Mr. Feinstein was Senior Vice-President and Chief Financial Officer for The Major Automotive Companies, Inc., formerly a diversified holding company, but now engaged solely in retail automotive dealership operations. Mr. Feinstein has served on boards of both publicly- held and not-for-profit enterprises. Mr. Feinstein previously served as a board member and chair of the audit committee of MKTG, Inc.; a board member and chief financial officer of the not-for-profit USA Fitness Corps; a board member and chair of the audit committee of EDGAR Online, Inc.; a board member and chair of the finance committee of the New York Road Runners; and a member of the executive committee of the Association for a Better New York. Mr. Feinstein, a certified public accountant, received a BBA degree from Pace University. Mr. Feinstein also served in the United States Marine Corps.
There are no family relationships among any of our directors or executive officer.

EXECUTIVE COMPENSATION
The following individual was our named executive officer for fiscal year 2023, whom we refer to in this proxy statement as our named executive officer:
Richard L. Feinstein – Mr. Feinstein currently serves as our Chief Executive Officer, Chief Financial Officer and Secretary. Mr. Feinstein has served as our Chief Executive Officer, Chief Financial Officer and Secretary since February 2021, on a consulting basis at a rate of $325 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of an independent contractor agreement, as amended. In February 2022, the Company entered into a revised consulting agreement with Mr. Feinstein, which replaced the prior agreement and provided for a consulting fee of $200,000 per year and an incentive of up to 25% of the fee at the discretion of our Board, based on the Company’s and Mr. Feinstein’s performance. In 2023, the Board agreed to increase Mr. Feinstein’s consulting fee to $210,000. Mr. Feinstein also receives reimbursement for reasonable expenses incurred in performing his services.
Historical Compensation of our Named Executive Officer
The following table sets forth information concerning compensation earned for services rendered to us by our named executive officer for fiscal year 2023 and fiscal year 2022.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)
Richard L. Feinstein Chief Executive Officer, Chief Financial Officer and Secretary	2023	—	15,000	—	—	209,068	224,068
	2022	—	10,000	—	—	199,452	209,452

(1)
The amounts in this column reflect fees and expenses related to services rendered during fiscal years 2023 and 2022 on a consulting basis. Mr. Feinstein did not receive a base salary for fiscal year 2023 or 2022.

Outstanding Equity Awards at December 31, 2023
None. The 2011 Stock Option Plan and Incentive Plan was terminated effective February 24, 2022 and, as such, there will be no further grants made pursuant to such plan.
Potential Payments Upon Termination or Change in Control
Mr. Feinstein is not covered by a severance or change in control agreement and, accordingly, he would not have been entitled to receive any termination or change in control-related payments as of December 31, 2023.

EQUITY COMPENSATION PLAN INFORMATION
There were no securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2023. The 2011 Stock Option Plan and Incentive Plan was terminated effective February 24, 2022 and, as such, there will be no further grants made pursuant to such plan.

TRANSACTIONS WITH RELATED PERSONS
Our Board has adopted a formal written policy that we will not enter into any “related party transaction” (defined consistent with Item 404 of Regulation S-K under the Exchange Act) unless the Finance and Audit Committee or a comparable committee of disinterested directors approves such transaction. No member of the Finance and Audit Committee or comparable committee shall participate in the review or approval of any related party transaction or any material amendment thereto where that member is a related party in that transaction. In reviewing and approving any related party transaction or any material amendment thereto, the Finance and Audit Committee or comparable committee shall satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or material amendment and shall determine that the related party transaction or material amendment thereto is fair to our Company. Since January 1, 2021, there have been no such related party transactions.

REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
Our Finance and Audit Committee is currently comprised of Messrs. Read and Firestone, which means that our Finance and Audit Committee consists of two independent members of our Board, as defined in Rule 5605(a)(2) of the listing standards of Nasdaq. Our Board adopted a written charter for the Finance and Audit Committee, a copy of which is available on our website at www.enzon.com.
The primary purpose of the Finance and Audit Committee is to monitor the integrity of our financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, the compliance by our Company with legal and regulatory requirements, and the performance and independence of our independent registered public accounting firm. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the maintenance of policies and internal controls necessary to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and conducting an audit of our consolidated financial statements and reviews of our quarterly financial statements and performing such other procedures required by applicable Statements of Auditing Standards. Our independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. We oversee these processes, although we must rely on the information provided to us and on the representations made by management and our independent registered public accounting firm.
Our Finance and Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management. Furthermore, our Finance and Audit Committee has discussed with our independent registered public accounting firm, EisnerAmper LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Also, our Finance and Audit Committee has received the written disclosures and letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with our Finance and Audit Committee concerning independence, and has discussed with EisnerAmper LLP such auditing firm’s independence. Based on these reviews and discussions, our Finance and Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the last fiscal period for filing such report with the SEC.
THE FINANCE AND AUDIT COMMITTEE
Randolph C. Read, Chairman
Jaffery (Jay) A. Firestone
The foregoing report of the Finance and Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of the close of business on the Record Date concerning stock ownership of (i) each person known by us to own beneficially more than 5% of our outstanding Common Stock, (ii) each of our directors as of such date, (iii) our named executive officer, and (iv) all of our directors and current executive officer as a group. Information set forth in this table as to our directors and current executive officer is based upon information supplied by these individuals. Information in this table as to our greater than 5% stockholders is based solely upon the Schedules 13D or 13G filed by these stockholders with the SEC. Where information is based on a Schedule 13D or 13G, the number of shares owned is as of the date for which information was provided in such schedules.
Name of Beneficial Owner or Identity of Group(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Voting Stock Outstanding(3)
Randolph C. Read	200,000	*
Jordan Bleznick	100,000	*
Jaffery A. Firestone	—	—
Richard L. Feinstein	—	—
Carl C. Icahn and affiliated entities	36,056,636(4)	48.6%
Jonathan Couchman and affiliated entities	7,743,954(5)	10.4%
All Directors and Current Executive Officer as a group (4 persons)	300,000	*

*
Less than one percent

(1)
The address for each of the named executive officer and directors listed in this table is c/o Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey, 07016.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

(3)
Based on 74,214,603 shares of Common Stock, which were issued and outstanding as of the close of business on August 7, 2024. Each share of Common Stock is entitled to one vote. The percentage of voting stock outstanding for each person set forth in the table is calculated by dividing (i) the number of shares of Common Stock deemed to be beneficially held by such person as of August 7, 2024 by (ii) the sum of (A) the number of shares of Common Stock outstanding as of August 7, 2024, plus (B) the number of shares of Common Stock subject to stock options, if any, held by such person that were exercisable as of August 7, 2024 or will become exercisable within 60 days after August 7, 2024.

(4)
Information concerning stock ownership was obtained from Amendment No. 13 to the Schedule 13D filed with the SEC on October 14, 2020 by Carl C. Icahn and various entities affiliated with him. The address for Carl C. Icahn and entities affiliated with him is 16690 Collins Avenue, Suite PH-1, Sunny Isles Beach, FL 33160. Mr. Icahn was reported to share voting and dispositive power over all 36,056,636 shares of Common Stock with entities affiliated with him. In addition, Mr. Icahn, through entities affiliated with him, also reported ownership of 39,277 shares of the Company’s Series C Non-Convertible Redeemable Preferred Stock, which represents approximately 98% of all outstanding shares of Series C Preferred Stock.

(5)
Information concerning stock ownership was obtained from Amendment No. 2 to the Schedule 13D filed with the SEC on September 17, 2020 and the Form 4 filed August 17, 2021 by Jonathan Couchman (“Mr. Couchman”), Couchman Family Fund (the “Foundation”), Xstelos Corp. (“Xstelos”) and Myrexis, Inc. (“Myrexis”). Mr. Couchman reported sole voting and dispositive power over 4,717,666 shares and shared voting and dispositive power over the shares directly held by the Foundation, Xstelos and Myrexis. The Form 4 reported that the Foundation directly held 350,000 shares, Xstelos directly held 2,043,024 shares, and Myrexis directly held 633,264 shares, and each reported shared voting and dispositive power over such shares. The principal business address for Mr. Couchman, the Foundation and Myrexis is c/o Couchman Management LLC, 600 Fifth Avenue, 2nd Floor, New York, NY 10020. The principal business address for Xstelos is 1105 North Market Street, Suite 1300, Wilmington, DE 19801.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Finance and Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our Board recommends that the stockholders ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 at the 2024 Annual Meeting. Representatives of EisnerAmper LLP are not expected to be present at the 2024 Annual Meeting, but will be available via teleconference, and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.
Pre-Approval Policies and Procedures
The Finance and Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the accountants’ independence. The Finance and Audit Committee specifically pre-approves all audit fees, audit-related fees, tax service fees and all other fees. The Finance and Audit Committee has delegated authority to the Chair of the Finance and Audit Committee to approve any services not specifically pre-approved by the Finance and Audit Committee, provided that disclosure of such services and fees is made to the Finance and Audit Committee at the next scheduled meeting following such approval.
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
The following table sets forth the aggregate fees paid or payable for services provided to us by EisnerAmper LLP for professional services rendered for the fiscal years ended December 31, 2023 and 2022. The Finance and Audit Committee considered whether the provision of these services by EisnerAmper LLP was compatible with maintaining the firm’s independence and concluded that EisnerAmper LLP was “independent.”
	EisnerAmper LLP
	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2022
Audit Fees(1)	$115,500	$107,100
Audit-Related Fees	—	—
Tax Fees(2)	$8,925	$8,925
All Other Fees	—	—
Total	$124,425	$116,025

(1)
For fiscal years 2023 and 2022, “Audit Fees” paid or payable to EisnerAmper LLP related to services in connection with the audit of our annual consolidated financial statements, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations.

(2)
For fiscal years 2023 and 2022, “Tax Fees” paid or payable to EisnerAmper LLP related to tax preparation services and tax consulting services.

Vote Required
The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. The ratification of the appointment of EisnerAmper LLP is a matter considered routine under applicable rules. A bank, broker or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to exist in connection with this Proposal No. 2.
Although stockholder approval of EisnerAmper LLP’s appointment as our independent registered public accounting firm is not required by law or binding on the Board or the Finance and Audit Committee, the Board and the Finance and Audit Committee believe that stockholders should have an opportunity to express their views. In the event the stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm, the Finance and Audit Committee will reconsider its appointment.
Recommendation
Our Board recommends that you vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2 on the proxy card).

PROPOSAL NO. 3 – APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICER
In accordance with Section 14A of the Exchange Act, our Board is asking our stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of our named executive officer. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officer and the practices described in this proxy statement. Richard L. Feinstein currently serves as our Chief Executive Officer, Chief Financial Officer and Secretary and is our sole executive officer.
We anticipate that stockholders will next have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2024 Annual Meeting of Stockholders.
The text of the resolution is as follows:
RESOLVED, that the stockholders of Enzon Pharmaceuticals, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officer as disclosed in the proxy statement for the Company’s 2024 Annual Meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.
We urge you to read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of our named executive officer during fiscal year 2023 whose compensation is disclosed in this proxy statement.
At the 2017 annual meeting of stockholders, our stockholders recommended holding advisory votes on executive compensation on an annual basis, which was accepted by our Board. The vote to approve the compensation of our named executive officer described in this Proposal No. 3, which is referred to as a “say-on-pay advisory vote,” is advisory, and is therefore not binding on us or our Board. Although non-binding, our Board values the opinions that stockholders express in their votes on this Proposal No. 3 and will consider the outcome of the vote when making future decisions regarding the compensation of our named executive officer as it deems appropriate.
Vote Required
The approval, on an advisory (non-binding) basis, of the compensation of our named executive officer as described in this proxy statement requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officer.
Recommendation
Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officer as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Exchange Act (Proposal No. 3 on the proxy card).

PROPOSAL NO. 4 – RATIFICATION OF THE SECOND AMENDMENT TO THE RIGHTS AGREEMENT TO EXTEND THE FINAL EXPIRATION DATE TO THE CLOSE OF BUSINESS ON MARCH 31, 2025
On August 14, 2020 (the “Rights Dividend Declaration Date”), our Board adopted a Section 382 rights plan (the “Section 382 Rights Plan”) and declared a dividend distribution of one right (a “Right”) for each outstanding share of our Common Stock, to stockholders of record at the close of business on August 24, 2020. Each Right entitles its holder, under certain circumstances described therein, to purchase from us one one-thousandth of a share of Series A-1 Junior Participating Preferred Stock, par value $0.01 per share, at an exercise price of $1.20 per Right, subject to adjustment.
Our Board adopted the Section 382 Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (“NOLs”). If we experience an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), our ability to fully utilize the NOLs on an annual basis will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of those benefits. The Section 382 Rights Plan is intended to act as a deterrent to any person (an “Acquiring Person”) acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.9% or more of our outstanding Common Stock within the meaning of Section 382 of the Code, without the approval of our Board. Stockholders who beneficially owned 4.9% or more of our outstanding Common Stock as of the Rights Dividend Declaration Date were not deemed to be an Acquiring Person.
In connection with the Section 382 Rights Plan, we entered into a Section 382 Rights Agreement, dated as of August 14, 2020, by and between us and Continental Stock Transfer & Trust Company, as Rights agent (the “Rights Agreement”). The Rights Agreement set forth the description and terms of the Rights and established the “Final Expiration Date” as the close of business on August 13, 2021.
On June 4, 2021, effective as of June 2, 2021, we entered into the First Amendment to the Rights Agreement (the “First Amendment”). Following ratification by the stockholders of the Rights Agreement, and the intended amendment to the expiration date of the Rights Agreement, at our 2021 annual meeting held on June 2, 2021, we entered into the First Amendment to extend the Final Expiration Date of the rights issued pursuant to the Rights Agreement to the close of business on June 2, 2024, effective as of June 2, 2021.
On May 16, 2024, we entered into the Second Amendment to the Rights Agreement (the “Second Amendment”), which further extends the Final Expiration Date to the close of business on March 31, 2025, as described in this Proposal 4, and our Board is now submitting the Second Amendment, attached as Annex A to this proxy statement, for stockholder ratification.
Stockholder ratification of the Second Amendment to the Rights Agreement is not required by applicable law or by our Amended and Restated Certificate of Incorporation, as amended, Second Amended and Restated By-Laws or other governing documents. Our Board has determined to request stockholder ratification at the Annual Meeting as a matter of good corporate governance. If stockholders ratify the Second Amendment to the Rights Agreement, the Board intends to continue to leave in place the Final Expiration Date of March 31, 2025 as currently in effect. If our stockholders do not ratify the adoption of the Second Amendment to the Rights Agreement, the Board will reconsider the Final Expiration Date.
Vote Required
The ratification of the Second Amendment to the Rights Agreement to extend the Final Expiration Date to the close of business on March 31, 2025 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock present or represented by proxy at the 2024 Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes, if any, will be disregarded and have no effect on the vote to ratify the Second Amendment to the Rights Agreement.
Recommendation
Our Board recommends that you vote “FOR” the ratification of the Second Amendment to the Rights Agreement to extend the Final Expiration Date (as defined in the Rights Agreement) to the close of business on March 31, 2025 (Proposal No. 4 on the proxy card).

DELINQUENT SECTION 16(a) REPORTS
Ownership of and transactions in our Common Stock by our executive officers and directors and owners of 10% or more of outstanding our Common Stock are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. To our knowledge, based on our review of these reports during fiscal year 2023, we believe that all such reports were filed in a timely manner.
ANNUAL REPORT TO STOCKHOLDERS
We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Any such written request should be directed to our Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 can also be obtained by clicking the SEC Filings link from the Investors and Media page on our website at www.enzon.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.
STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, and must be received by April 10, 2025, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2024 Annual Meeting (i.e., September 26, 2025), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered timely in accordance with the Company’s Second Amended and Restated Bylaws, such proposals must be received by the Secretary at the above address no earlier than May 29, 2025 and no later than June 28, 2025, provided that, if the date of next year’s annual meeting changes by more than 25 days from the one-year anniversary of the 2024 Annual Meeting (i.e., September 26, 2025), such proposals must be received by the Secretary at the above address by the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 28, 2025. Such notice may be mailed to the Secretary at the address above or emailed to investor@enzon.com.
OTHER MATTERS
Our Board is not aware of any other matters that are to be presented for action at the 2024 Annual Meeting. However, if any other matters properly come before the 2024 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

It is important that your shares of Common Stock be represented at the 2024 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the Notice of Internet Availability of Proxy Materials or enclosed proxy card or by executing and returning, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By Order of the Board of Directors,
/s/ Richard L. Feinstein

Richard L. Feinstein
Chief Executive Officer, Chief Financial Officer and Secretary
Cranford, New Jersey
August 8, 2024

ANNEX A
SECOND AMENDMENT TO THE
SECTION 382 RIGHTS AGREEMENT
by and between
ENZON PHARMACEUTICALS, INC.
and
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
as Rights Agent
THIS SECOND AMENDMENT TO THE SECTION 382 RIGHTS AGREEMENT (this “Second Amendment”) is made and entered into May 16, 2024 and is effective immediately, by and between Enzon Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as rights agent (the “Rights Agent”).
WHEREAS, the Company and the Rights Agent are parties to that certain Section 382 Rights Agreement, dated as of August 14, 2020 (the “Rights Agreement”), as amended on June 4, 2021 (the “First Amendment”);
WHEREAS, the Rights Agreement, under the terms of the First Amendment, will expire on June 2, 2024;
WHEREAS, the Company may amend the Rights Agreement pursuant to Section 26 thereof; and
WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to extend the Final Expiration Date until March 31, 2025 in accordance with the terms set forth in this Second Amendment.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the Company and the Rights Agent agree as follows:
1.   Amendments.
(a)
Section 7(a) of the Rights Agreement is hereby amended and restated to read as follows:

“Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on March 31, 2025 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which all of the Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (iv) the Close of Business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) being herein referred to as the “Expiration Date”).
(b)
All references to “August 13, 2021” in Exhibit B (Form of Rights Certificate) and Exhibit C

(Summary of Rights to Purchase Series A-1 Junior Participating Preferred Stock) to the Rights Agreement are amended to replace each such reference with “March 31, 2025.”
2.   Capitalized Terms. Capitalized terms not defined herein shall have the meanings given such terms in the Rights Agreement.
3.   Descriptive Headings. Descriptive headings of the several Sections of this Second Amendment are included for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.
4.   Governing Law. This Second Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed and enforced in accordance with the laws of such state applicable to contracts to be made and performed entirely within such State.
5.   Counterparts. This Second Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Second Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
6.   Effect of Second Amendment. Except as expressly modified by this Second Amendment, the Rights Agreement remains in full force and effect and is hereby ratified and confirmed.
[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.
ENZON PHARMACEUTICALS, INC.
By: Name: Title:	/s/ Richard L. Feinstein Richard L. Feinstein Chief Executive Officer, Chief Financial Officer and Secretary
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
By: Name: Title:	/s/ Henry Farrell Henry Farrell Vice President
[Signature Page to Second Amendment to Rights Agreement]

# YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

# ENZON PHARMACEUTICALS, INC.

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 25, 2024.**

**INTERNET – www.cstproxyvote.com**
**Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

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VOTE ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ADVISORY SAY-ON-PAY VOTE

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Signature______________________ Signature, if held jointly______________________ Date____________, 2024.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail ENZON PHARMACEUTICALS, INC. marked, signed and returned your proxy card. September 25, 2024. INTERNET – MAIL – Mark, sign and date your proxy card and return it in the postage-paid PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2024 ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2, 3 AND 4. Please mark like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES: 1. To elect three (3) directors, each for a one-year term expiring at the Company’s next annual meeting of stockholders and until such director’s successor is ADVISORY SAY-ON-PAY VOTE 3. compensation of the Company’s named 4. To ratify an amendment to the Section 382 Rights Agreement by and between us FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN (1) Randolph C. Read (2) Jordan Bleznick (3) FOR AGAINST ABSTAIN and Continental Stock Transfer Company, to extend the Final Expiration Date (as close of business on March 31, 2025. 5. Such other matters as may properly come before the 2024 annual meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS NOS. 2 AND 3. VOTE ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM For address changes/comments, please check this box and write them below, to the left, where indicated. Address changes/comments: 2. To ratify the appointment of EisnerAmper LLP as the Company’s independent FOR AGAINST ABSTAIN 2024. CONTROL NUMBER Signature Signature, if held jointly Date , 2024. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,

190471 Enzon Pharma Proxy Card - Back Important Notice Regarding the Availability of Proxy Materials for the2024 Annual Meeting of Stockholders to be held on September 26, 2024Our Proxy Statement and our Annual Report on Form 10-K for thefiscal year ended December 31, 2023 are available online at:https://www.cstproxy.com/enzon/2024 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ENZON PHARMACEUTICALS, INC.ANNUAL MEETING OF STOCKHOLDERSTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThursday, September 26, 2024The undersigned hereby appoints Randolph C. Read and Richard L. Feinstein, and each of them, as proxies, with full power of substitution in each of them, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the 2024 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the “Company”) to be held on September 26, 2024 at 10:30 a.m., local time, or any adjournment(s), postponement(s), or other delays thereof (the “Annual Meeting”), all shares of common stock of the Company to which the undersigned is entitled to vote at the 2024 Annual Meeting.IF YOU SIGN AND RETURN THE ENCLOSED PROXY CARD BUT DO NOT INDICATE YOUR VOTE, THE DESIGNATED PROXY HOLDERS WILL VOTE YOUR SHARES “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NOS. 2, 3 AND 4.(Continued, and to be marked, dated and signed, on the other side)